UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 28, 1997


                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-19635


            DELAWARE                                     33-0326866
 (State or other jurisdiction of            (IRS Employer Identification Number)
 incorporation or organization)

                 3550 GENERAL ATOMICS COURT, SAN DIEGO, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (619) 455-2700
              (Registrant's telephone number, including area code)


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                               GENTA INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS


Item 5.  Other Events

Item 7.  Financial Statements and Exhibits

Signature


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ITEM 5.  OTHER EVENTS

         Effective as of the close of business on January 28, 1997, David Hale resigned from the Company's Board of Directors.

         On February 6, 1997, the Company announced that, effective February 7, 1997, the Company's Common Stock, formerly listed on The Nasdaq National Market, would be listed on The Nasdaq SmallCap Market via an exception from the bid price and capital and surplus requirements of The Nasdaq SmallCap Market. Although the Company failed to meet these requirements as of February 4, 1997, it was granted a temporary exception from these standards subject to the Company's meeting certain conditions. In the event the Company is deemed to have met the terms of the exception, it shall continue to be listed on The Nasdaq SmallCap Market. The Company believes that it can meet these terms, however, there can be no assurance that the Company will be able to comply with the terms of the exception. If at some future date the Company's securities should cease to be listed on The Nasdaq SmallCap Market, they may continue to be listed on the OTC Bulletin Board. For the duration of the exception, the Company's Nasdaq symbol will be GNTAC.

         Genta Incorporated (the "Company") announced on February 13, 1997 that The Aries Fund and The Aries Domestic Fund, L.P. (collectively the "Aries Funds") had invested a total of $3,000,000 in the Company. As part of this transaction (the "Transaction"), the Company issued to the Aries Funds (i) Senior Secured Convertible Bridge Notes (the "Notes"), which are initially convertible into 600,000 shares of Series D Preferred Stock (the "Preferred Stock"), which are in turn initially convertible into 20,000,000 shares of Common Stock, subject to antidilution adjustments, and (ii) warrants to purchase an additional 20,000,000 shares of Common Stock. Further, upon the occurrence of certain events of default, if elected by the holders, a portion of the Notes are convertible into the number of shares of Common Stock determined by dividing the amount converted by $.001 per share. Pursuant to the Note and Warrant Purchase Agreement set forth in Exhibit 10.1, the Aries Funds have the right to appoint a majority of the members of the Board of Directors of the Company; provided, however, that in the event the Company has not obtained Future Financings (as defined in the Note and Warrant Purchase Agreement) in excess of $3,500,000 on or before the date which is six months after the Bridge Closing Date referred to therein, then the Aries Funds shall have the contractual right to appoint only two directors or observers and, if additional directors have been appointed, they shall be required to resign. To date the Aries Funds have not exercised such right.

         The Aries Funds presently own 915,000 shares (or 2.3%) of the outstanding Common Stock. Through conversion of the Notes and the Preferred Stock and the exercise of the warrants, the Aries Funds have the right to acquire an additional 40,000,000 shares of Common Stock and accordingly, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, the Aries Funds may be deemed to beneficially own 51.1% of the Common Stock.

         Following announcement of the Transaction, two stockholders of the Company filed suit in the Delaware Court of Chancery against the Company, its directors and the Aries Funds challenging the Transaction. The complaint seeks an injunction, unspecified damages, attorneys' fees and other relief. The Company believes that the lawsuit is without merit, and that it intends to vigorously defend such action.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

3(i) Certificate of Designations of Series D Convertible Preferred Stock of the Company.

10.1 Note and Warrant Purchase Agreement dated as of January 28, 1997, by and among the Company, The Aries Fund, A Cayman Island Trust (the "Trust") and The Aries Domestic Fund, L.P. (the "Partnership").

10.2  Letter dated January 28, 1997 from Genta Incorporated.

10.3 Senior Secured Convertible Bridge Note of the Company dated January 28, 1997 for $1,050,000.

10.4 Senior Secured Convertible Bridge Note of the Company dated January 28, 1997 for $1,950,000.


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10.5  Class A Bridge Warrant of the Company for the purchase of 2,730,000 shares of Common Stock.

10.6 Class A Bridge Warrant of the Company for the purchase of 5,070,000 shares of Common Stock.

10.7 Class B Bridge Warrant of the Company for the purchase of 4,270,000 shares of Common Stock.

10.8 Class B Bridge Warrant of the Company for the purchase of 7,930,000 shares of Common Stock.

10.9 Security Agreement dated as of January 28, 1997 between the Company and Paramount Capital, Inc.

10.10 Letter Agreement dated January 28, 1997 among the Company, Paramount Capital, Inc., the Partnership and the Trust.

10.11 Amendment No. 1, dated as of January 28, 1997, to Rights Agreement, dated as of December 16, 1997, between the Company and ChaseMellon Shareholder Services L.L.C.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GENTA INCORPORATED

                                                  /s/ Thomas H. Adams
Date:  February 25, 1997                          --------------------------
                                                     Thomas H. Adams
                                                    Chairman of the Board and
                                                    Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number   Description


3(i) Certificate of Designations of Series D Convertible Preferred Stock of the Company.

10.1 Note and Warrant Purchase Agreement dated as of January 28, 1997, by and among the Company, The Aries Fund, A Cayman Island Trust (the "Trust") and The Aries Domestic Fund, L.P. (the "Partnership").

10.2  Letter dated January 28, 1997 from Genta Incorporated.

10.3 Senior Secured Convertible Bridge Note of the Company dated January 28, 1997 for $1,050,000.

10.4 Senior Secured Convertible Bridge Note of the Company dated January 28, 1997 for $1,950,000.

10.5 Class A Bridge Warrant of the Company for the purchase of 2,730,000 shares of Common Stock.

10.6 Class A Bridge Warrant of the Company for the purchase of 5,070,000 shares of Common Stock.

10.7 Class B Bridge Warrant of the Company for the purchase of 4,270,000 shares of Common Stock.

10.8 Class B Bridge Warrant of the Company for the purchase of 7,930,000 shares of Common Stock.

10.9 Security Agreement dated as of January 28, 1997 between the Company and Paramount Capital, Inc.

10.10 Letter Agreement dated January 28, 1997 among the Company, Paramount Capital, Inc., the Partnership and the Trust.

10.11 Amendment No. 1 dated as of January 28, 1997 to Rights Agreement, dated as of December 16, 1997, between the Company and ChaseMellon Shareholder Services L.L.C.


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